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                                                    [GALLORO LOGO]
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                                                     Sao Paulo, March 25, 1997

SELFCARE, INC.



                           Re: CPEI ORGENICS LTDA.



                 "CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS"

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made apart of this Form 10-KSB, into the Company's previously filed Registration Statement Nos. 33-15583 and 33-17855.

                                          GALLORO & ASSOCIADOS
                                          Auditores Independentes S/C
                                          CRC - SP n 05.851



                                          /s/ VICTOR DOMINGOS GALLORO
                                          Socio-Director
                                          CT-CRC-SP n 44.278
                                          Certified Public Accountant in Brazil